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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: January 18, 2000
              (Date of earliest event reported: November 12, 1999)

                    INTERNATIONAL MENU SOLUTIONS CORPORATION

             (Exact name of registrant as specified in its charter)

            Nevada                            001-15011                            91-1849433
(State or other jurisdiction of       (Commission File Number)         (IRS Employer Identification No.)
        incorporation)

        350 Creditstone Road, Unit 202, Concord, Ontario, Canada                    L4K 3Z2
               (Address of Principal Executive Offices)                           (Zip Code)

                                 (416) 366-6368
              (Registrant's telephone number, including area code)

                                 Not applicable.
          (Former name or former address, if changed since last report)
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     In connection with the purchase of substantially all of the assets of
Huxtable's Foods, L.L.C., a Delaware limited liability company, by a wholly-owned subsidiary of Registrant, International Menu Solutions USA, Inc., a Delaware corporation, Registrant filed a Current Report on Form 8-K (the "Initial Report") with the Securities and Exchange Commission (the "Commission") on November 24, 1999. This report amends the Initial Report to include the financial statements required by item 7 of Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a)  Financial Statements of Businesses Acquired.

         Huxtable's Foods L.L.C. financial statements (previously reported at pages F-73 to F-96 of Amendment No. 2 to Registrant's Registration Statement on Form 10SB/A filed with the Commission on January 18, 2000 and incorporated herein by reference).

    (b)  Pro Forma Financial Information.

         Unaudited pro forma consolidated financial statements of International Menu Solutions Corporation (previously reported at pages F-97 to F-105 of Amendment No. 2 to Registrant's Registration Statement on Form 10SB/A filed with the Commission on January 18, 2000 and incorporated herein by reference).

     (c) Exhibits.

         None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   INTERNATIONAL MENU SOLUTIONS CORPORATION

                                   By: /S/ MICHAEL STEELE
                                       -----------------------------------------
                                           Michael Steele
                                           President and Chief Executive Officer

Dated: January 18, 2000

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